UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 24, 2016

MDU Resources Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-3480	41-0423660
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)

1200 West Century Avenue
P.O. Box 5650
Bismarck, North Dakota 58506-5650
(Address of principal executive offices)
(Zip Code)

Registrant’s telephone number, including area code (701) 530-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

On June 28, 2016, MDU Resources Group, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Form 8-K”) to report a number of matters in connection with the sale of Dakota Prairie Refining, LLC. The Company is filing this amendment to the Form 8-K to include certain exhibits and to provide unaudited pro forma consolidated financial information that was inadvertently omitted from the Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(b)		Pro Forma Financial Information.
	•	Unaudited pro forma consolidated balance sheet of the Company as of March 31, 2016.
	•	Unaudited pro forma consolidated statements of income of the Company for the three months ended March 31, 2016 and the years ended December 31, 2015, 2014 and 2013.
	•	Notes to the unaudited pro forma consolidated financial statements.
(d)		Exhibits.
		2.1*	Membership Interest Purchase Agreement, dated as of June 24, 2016, between WBI Energy, Inc. and Tesoro Refining & Marketing Company LLC.
2.2+
Purchase and Sale Agreement, dated as of June 9, 2016, by and among Calumet North Dakota, LLC, WBI Energy, Inc., and, as applicable, MDU Resources Group, Inc., Centennial Energy Holdings, Inc., and Calumet Specialty Products Partners, L.P.

2.3
Amendment No. 1 to Purchase and Sale Agreement, dated as of June 9, 2016, by and among Calumet North Dakota, LLC, WBI Energy, Inc., and, as applicable, MDU Resources Group, Inc., Centennial Energy Holdings, Inc., and Calumet Specialty Products Partners, L.P.

		99.1	Unaudited pro forma consolidated financial information.

*
Certain schedules and exhibits have been omitted from Exhibit 2.1 pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted schedules and exhibits upon request by the Securities and Exchange Commission; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any schedules or exhibits so furnished. The Exhibit Index to this Form 8-K/A lists the omitted schedules and exhibits.

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Certain schedules and exhibits have been omitted from Exhibit 2.2 pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted schedules and exhibits upon request by the Securities and Exchange Commission; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any schedules or exhibits so furnished. The Exhibit Index to this Form 8-K/A lists the omitted schedules and exhibits.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 20, 2016

MDU RESOURCES GROUP, INC.

By:	/s/ Doran N. Schwartz
Doran N. Schwartz
Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
2.1*	Membership Interest Purchase Agreement, dated as of June 24, 2016, between WBI Energy, Inc. and Tesoro Refining & Marketing Company LLC.
2.2+
Purchase and Sale Agreement, dated as of June 9, 2016, by and among Calumet North Dakota, LLC, WBI Energy, Inc., and, as applicable, MDU Resources Group, Inc., Centennial Energy Holdings, Inc., and Calumet Specialty Products Partners, L.P.

2.3
Amendment No. 1 to Purchase and Sale Agreement, dated as of June 9, 2016, by and among Calumet North Dakota, LLC, WBI Energy, Inc., and, as applicable, MDU Resources Group, Inc., Centennial Energy Holdings, Inc., and Calumet Specialty Products Partners, L.P.

99.1	Unaudited pro forma consolidated financial information.

*
Certain schedules and exhibits have been omitted from Exhibit 2.1 pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish copies of the omitted schedules and exhibits upon request by the Securities and Exchange Commission; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any schedules or exhibits so furnished.

Omitted Schedules and Exhibits
Schedule 1.3	Working Capital Statement
Schedule 2.2(a)(ii)	Purchaser Account Information
Schedule 2.2(a)(iii)	Escrow Account Information
Schedule 2.2(a)(ix)	Indebtedness
Schedule 2.2(a)(xv)	Governmental Authorizations and Third-Party Authorizations and Consents
Schedule 2.2(b)(i)	Seller Account Information
Schedule 3.2(a)	No Conflicts
Schedule 3.2(b)	Consents of any Governmental Authority
Schedule 3.3(a)	Ownership and Control
Schedule 3.6	No Undisclosed Liabilities
Schedule 3.7	Absence of Certain Changes and Events
Schedule 3.8	Tax Matters
Schedule 3.8(b)	Tax Returns
Schedule 3.9	Litigation
Schedule 3.10	Compliance with Laws
Schedule 3.11(a)	Governmental Authorizations
Schedule 3.11(b)	Compliance with Governmental Authorizations
Schedule 3.12	Environmental Matters
Schedule 3.13(a)	Real Property
Schedule 3.13(d)	Violations Regarding Real Property and Improvements
Schedule 3.13(e)	Other Real Property Matter
Schedule 3.13(f)	Real Property Documents Modifications and Defaults
Schedule 3.13(h)	Real Property Notices and Consents

Schedule 3.13(i)	Real Property Options or Rights of First Refusal
Schedule 3.14(a)(i)	Trademarks
Schedule 3.14(d)(i)	Third Party Software
Schedule 3.15(a)	Title to Assets
Schedule 3.16(a)	Benefits Plans
Schedule 3.16(i)	Payments under Benefits Plans
Schedule 3.17(a)	Company Employees
Schedule 3.18	Insurance
Schedule 3.19(a)	Agreement List & Status
Schedule 3.20	Affiliate Transactions
Schedule 3.21(a)	Material Suppliers and Material Customers
Schedule 3.21(b)	Relationships with Material Suppliers and Material Customers
Schedule 3.24(c)	Import and Export Compliance
Schedule 4.3(a)	No Conflicts
Schedule 4.3(b)	Consents of any Governmental Authority

Exhibit A	General Release
Exhibit B	Ventech Assignment and Assumption Agreement
Exhibit C	Transition Services Agreement
Exhibit D	Company Release
Exhibit E	Calumet Release
Exhibit F	Seller Release
Exhibit G	Indemnification Agreement
Exhibit H	Financial Statements
Exhibit I	Escrow Agreement

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Certain schedules and exhibits have been omitted from Exhibit 2.2 pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish copies of the omitted schedules and exhibits upon request by the Securities and Exchange Commission; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any schedules or exhibits so furnished.

Omitted Schedules and Exhibits
	Exhibit A	Letter of Resignation
	Exhibit B	Form of Mutual Tesoro Release
	Exhibit C	Form of Mutual Calumet Release